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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported): May 19, 2001

                                FOCAL CORPORATION
             (Exact name of registrant as specified in its chapter)

            Utah                       0-22968                   87-0363789
            ----                       -------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

433 California Street, 11th Floor San Francisco, California            92801
-----------------------------------------------------------            -----
        (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (415) 228-4015

                                       N/A
          (Former name or former address, if changed since last report)

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                    ITEM 1: CHANGES IN CONTROL OF REGISTRANT.

         On May 15, 2001, Focal Corporation (the "Company") entered into an Amended and Restated Stock Purchase Agreement (the "Agreement") with United Native Depository Corporation ("UNDC"). Pursuant to the Agreement, the Company issued 20,183,792 shares of its Common Stock to UNDC in exchange for the following consideration: (i) cash payment of $10,000; (ii) execution of a promissory note in the amount of $300,000; and (ii) the execution of a Management and Development Agreement, pursuant to which the Company will receive as compensation, 25% of the net profits of the Cabazon Power Plant facility for 7 years beginning from the commencement date of operations scheduled for September 2001.

         A copy of the Press Release is attached as Exhibit 99.1 and the Agreement is attached as Exhibit 99.2.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Focal Corporation

/S/ Deni Leonard
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By Deni Leonard
Its: President

Dated: May 19, 2001